ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                        SUPPLEMENT DATED AUGUST 30, 2006
        TO THE PROSPECTUS DATED MAY 1, 2006, AS SUPPLEMENTED JULY 7, 2006

                   THIS SUPPLEMENT UPDATES CERTAIN INFORMATION
              CONTAINED IN THE PROSPECTUS AND SHOULD BE ATTACHED TO
                THE PROSPECTUS AND RETAINED FOR FUTURE REFERENCE.


-------------------------------------------------------------------------------
1. THE FOLLOWING INFORMATION IS SUPPLEMENTED IN THE PROSPECTUS AS THE RESULT OF A FUND NAME CHANGE.

ON AUGUST 29, 2006, THE BOARD OF TRUSTEES OF ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST APPROVED THE FOLLOWING NAME CHANGE. EFFECTIVE ON OR ABOUT SEPTEMBER 26, 2006, ALL REFERENCES TO THE PREVIOUS NAME IN THE PROSPECTUS ARE HEREBY REPLACED WITH THE CURRENT NAME:

     CURRENT NAME                            PREVIOUS NAME
     AZL Van Kampen Strategic Growth Fund    AZL Van Kampen Emerging Growth Fund

--------------------------------------------------------------------------------
2. THE FOLLOWING INFORMATION IS SUPPLEMENTED IN THE PROSPECTUS AS THE RESULT OF THE REPLACEMENT OF OPPENHEIMERFUNDS, INC. WITH OPPENHEIMER CAPITAL LLC AS SUBADVISER TO THE AZL OPPENHEIMER EMERGING GROWTH FUND.

EFFECTIVE AUGUST 28, 2006, ALLIANZ LIFE ADVISERS, LLC ENTERED INTO A SUBADVISORY AGREEMENT WITH OPPENHEIMER CAPITAL LLC ("OPCAP") PURSUANT TO WHICH OPCAP REPLACED OPPENHEIMERFUNDS, INC. AS THE SUBADVISER TO THE AZL OPPENHEIMER EMERGING GROWTH FUND. IN ADDITION, THE FOLLOWING NAME CHANGE IS EFFECTIVE AUGUST 28, 2006, AND ALL REFERENCES TO THE PREVIOUS NAME IN THE PROSPECTUS ARE HEREBY REPLACED WITH THE CURRENT NAME:

         CURRENT NAME                      PREVIOUS NAME
         AZL OCC Opportunity Fund          AZL Oppenheimer Emerging Growth Fund

                                    * * * * *
THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES SECTION, ON PAGE 57, IS REPLACED WITH THE FOLLOWING:

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of the AZL OCC Opportunity Fund is capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval.

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of less than $2 billion at the time of investment.

The portfolio manager's investment process focuses on bottom-up, fundamental analysis. The portfolio manager seeks companies with strong earnings growth, with a particular focus on companies that may deliver surprisingly strong growth. Through extensive, in-depth proprietary research, the portfolio manager searches for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio manager generates investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications, and quantitative data. Once a potential investment is identified, the portfolio manager conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The portfolio manager may interview company management, competitors and other industry experts to gauge the company's business model, future prospects, and financial outlook. For new investments, the portfolio manager generally begins with making a relatively small investment in a company, which may be increased based upon potential upside performance and conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the portfolio manager may trim positions in industries with a 50% overweight relative to the Fund's benchmark. The portfolio manager seeks to diversify the portfolio among different industries.

The Fund may invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).


Page 1 of 5                                                     AZLPRO-002-0506

The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. The Fund may utilize foreign currency exchange contracts, options, and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund's investment objective and principal strategies.

                                * * * * *

THE PRINCIPAL INVESTMENT RISKS SECTION, BEGINNING ON PAGE 57, IS REPLACED WITH THE FOLLOWING:

PRINCIPAL INVESTMENT RISKS
The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The Fund faces the following general risks:

o MARKET RISK: The values of stocks fluctuate in response to the activities of individual companies and general stock market conditions. Stock prices may decline over short or even extended periods. Stocks are more volatile and riskier than some other forms of investment, such as short-term, high-grade fixed income securities.
o ISSUER RISK: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.
o MANAGEMENT RISK: The Fund is subject to management risk because its portfolio of securities is actively managed by the Subadviser, and the Subadviser's portfolio management decisions may cause the Fund to underperform other funds with a similar investment objective.
o GROWTH STOCKS RISK: The returns on growth stocks may or may not move in tandem with the returns on other styles of investing, or the stock market. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory, and economic factors affecting those sectors.
o CAPITALIZATION RISK: To the extent that the Fund invests significantly in stocks of small-capitalization companies, it will have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices, and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.
o INITIAL PUBLIC OFFERINGS RISK: The Fund may invest in initial public offerings (IPOs). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. There may be only a limited number of shares available for trading, the market for those securities may be unseasoned, and the issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.
o ILLIQUID AND RESTRICTED SECURITIES RISK: Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly.
o FOREIGN RISK: Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers, such as different accounting, legal and disclosure standards, different trading markets and practices, and trading in different currencies.
o CURRENCY RISK: Because the Fund may invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged.

Page 2 of 5                                                     AZLPRO-002-0506

    Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.
o SECTOR RISK: The value of the Fund's shares is particularly vulnerable to risks affecting technology companies and/or companies having investments in technology. The technology sector historically has had greater stock price fluctuation as compared to the general market. Because of the Fund's historical focus on the technology sector of the stock market rather than a broad spectrum of companies, the Fund's share price may be particularly sensitive to market and economic events that affect those technology companies. The stock prices of technology companies during the past few years have been highly volatile, largely due to the rapid pace of product change and development within this sector. This phenomenon may also result in future stock price volatility. In addition, technologies that are dependent on consumer demand may be more sensitive to changes in consumer spending patterns. Technology companies focusing on the information and telecommunications sectors may also be subject to international, federal, and state regulations and may be adversely affected by changes in those regulations.
o CREDIT RISK: Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund's shares.
o LEVERAGING RISK: Leverage, including borrowing, will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.
o DERIVATIVE INSTRUMENTS RISK: The Fund may invest in foreign currency exchange contracts, options, and other derivative instruments to reduce exposure to other risks, such as interest rate or currency risk, or for leverage, which may increase opportunities for gain, or to gain exposure to issuers, indices, sectors, or currencies. The value of a derivative instrument is generally derived from the value of an underlying asset, reference rate, or index, and could result in a loss to the Fund when a change in the price of the derivative does not correlate with a change in the value of the asset, rate, or index to which it is linked. Derivatives used for risk management may not have the intended effect and may result in losses or missed opportunities. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.
o CONVERTIBLE SECURITIES RISK: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise, and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.
o RISK OF FREQUENT TRADING: The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.

For more information about Temporary Defensive Positions, Foreign and Emerging Markets Risk and Derivative Instruments Risk, see "More About the Funds."

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

                                    * * * * *
THE SUBADVISERS SECTION, ON PAGE 121, IS REVISED TO ADD "OPPORTUNITY" TO THE LIST OF OCC FUNDS IN THE TRUST:

                                    * * * * *
THE SUBADVISERS SECTION, ON PAGE 121, IS REVISED TO DELETE "EMERGING GROWTH" FROM THE LIST OF OPPENHEIMER FUNDS IN THE TRUST.

                                    * * * * *
Page 3 of 5                                                     AZLPRO-002-0506

THE PORTFOLIO MANAGERS OF THE SUBADVISERS SECTION, ON PAGE 127, IS REVISED TO INCLUDE THE FOLLOWING:

AZL OCC OPPORTUNITY FUND: Michael Corelli has been employed as a portfolio manager for OpCap since 2005. Mr. Corelli has also been concurrently employed as a portfolio manager by PEA Capital LLC ("PEA") since 2003. PEA and OpCap are affiliates. PEA is also affiliated with the Manager. Prior to joining PEA in 1999, Mr. Corelli worked for six years at Bankers Trust in support of and as analyst for the small and mid cap growth group. He received his BA from Bucknell University.

ALSO, UNDER THE PORTFOLIO MANAGERS OF THE SUBADVISERS SECTION, ON PAGE 128, THE PARAGRAPH FOR THE AZL OPPENHEIMER EMERGING GROWTH FUND IS DELETED.


--------------------------------------------------------------------------------
3. THE FOLLOWING INFORMATION IS SUPPLEMENTED IN THE PROSPECTUS AS THE RESULT OF A TRANSFER OF DUTIES AND RESPONSIBILITIES UNDER THE PORTFOLIO MANAGEMENT AGREEMENT WITH SALOMON BROTHERS ASSET MANAGEMENT INC

ON AUGUST 29, 2006, THE BOARD OF TRUSTEES OF THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST APPROVED AN AMENDMENT TO THE PORTFOLIO MANAGEMENT AGREEMENT WHEREBY SALOMON BROTHERS ASSET MANAGEMENT INC ("SALOMON BROTHERS") SERVES AS SUBADVISER FOR THE AZL SALOMON BROTHERS LARGE CAP GROWTH FUND AND THE AZL SALOMON BROTHERS SMALL CAP GROWTH FUND (THE "FUNDS"). PURSUANT TO THIS AMENDMENT, SALOMON BROTHERS' DUTIES AND RESPONSIBILITIES UNDER THE PORTFOLIO MANAGEMENT AGREEMENT WILL BE TRANSFERRED TO CAM NORTH AMERICA, LLC, ("CAM") A REGISTERED INVESTMENT ADVISER THAT IS AN AFFILIATE OF SALOMON BROTHERS, EFFECTIVE ON OR ABOUT SEPTEMBER 29, 2006. THE AMENDMENT TO THE PORTFOLIO MANAGEMENT AGREEMENT WILL NOT AFFECT THE FUNDS' INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES, AND THE FUNDS WILL CONTINUE TO OPERATE UNDER THE SAME POLICIES AND PROCEDURES, AND WITH THE SAME PORTFOLIO MANAGERS PERFORMING THE DAY-TO-DAY MANAGEMENT OF THE FUNDS. THE NAMES OF THE FUNDS WILL NOT CHANGE AS THE RESULT OF THE TRANSFER OF THE DUTIES AND RESPONSIBILITIES UNDER THE PORTFOLIO MANAGEMENT AGREEMENT.

Effective on or about September 29, 2006, all references to Salomon Brothers Asset Management Inc ("Salomon Brothers" or "SaBAM") in the prospectus and Statement of Additional Information are hereby replaced with CAM North America, LLC, ("CAM").

                                    * * * * *
THE SUBADVISERS SECTION, ON PAGE 122, IS REVISED TO DELETE THE INFORMATION ON THE SALOMON BROTHERS FUNDS AND INSERT THE FOLLOWING:

SALOMON BROTHERS FUNDS:                 LARGE CAP GROWTH AND SMALL CAP GROWTH
SUBADVISER:                             CAM, with offices at 399 Park Avenue,
                                        New York, New York 10022, is a
                                        recently-organized investment adviser
                                        that has been formed to succeed to the
                                        equity securities portfolio management
                                        business of Citigroup Asset Management,
                                        which was acquired by Legg Mason, Inc.
                                        in December 2005. CAM is a wholly owned
                                        subsidiary of Legg Mason. Legg Mason,
                                        whose principal executive offices are at 100 Light Street, Baltimore, Maryland
                                        21202, is a financial services holding
                                        company.

                                    * * * * *
THE LEGAL PROCEEDINGS SECTION, ON PAGE 139, IS REVISED TO DELETE THE INFORMATION ON "SALOMON BROTHERS" AND INSERT THE FOLLOWING:

                                       CAM

On May 31, 2005, the U.S. Securities and Exchange Commission ("SEC") issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC ("SBFM") and Citigroup Global Markets Inc. ("CGM") relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the "Funds").

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (the "Advisers Act"). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group ("First Data"), the Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management, the Citigroup business unit that, at the time, included the Fund's investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed

Page 4 of 5                                                     AZLPRO-002-0506
to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to Citigroup Asset Management and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Section 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund's board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM must also comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the funds.

Page 5 of 5                                                     AZLPRO-002-0506

                    ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                        SUPPLEMENT DATED AUGUST 30, 2006
        TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2006, AS
                           SUPPLEMENTED JULY 7, 2006


          THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE
             STATEMENT OF ADDITIONAL INFORMATION (SAI) AND SHOULD BE ATTACHED TO THE SAI AND RETAINED FOR FUTURE REFERENCE.


-------------------------------------------------------------------------------
1. THE FOLLOWING INFORMATION IS SUPPLEMENTED IN THE STATEMENT OF ADDITIONAL INFORMATION AS THE RESULT OF A FUND NAME CHANGE.

ON AUGUST 29, 2006, THE BOARD OF TRUSTEES OF ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST APPROVED THE FOLLOWING NAME CHANGE. EFFECTIVE ON OR ABOUT SEPTEMBER 26, 2006, ALL REFERENCES TO THE PREVIOUS NAME IN THE STATEMENT OF ADDITIONAL INFORMATION ARE HEREBY REPLACED WITH THE CURRENT NAME:

   CURRENT NAME                             PREVIOUS NAME
   AZL Van Kampen Strategic Growth Fund     AZL Van Kampen Emerging Growth Fund

--------------------------------------------------------------------------------
2. THE FOLLOWING INFORMATION IS SUPPLEMENTED AS THE RESULT OF THE REPLACEMENT OF OPPENHEIMERFUNDS, INC. WITH OPPENHEIMER CAPITAL LLC AS SUBADVISER TO THE AZL OPPENHEIMER EMERGING GROWTH FUND.

EFFECTIVE AUGUST 28, 2006, ALLIANZ LIFE ADVISERS, LLC ENTERED INTO A SUBADVISORY AGREEMENT WITH OPPENHEIMER CAPITAL LLC ("OPCAP") PURSUANT TO WHICH OPCAP REPLACED OPPENHEIMERFUNDS, INC. AS THE SUBADVISER TO THE AZL OPPENHEIMER EMERGING GROWTH FUND. IN ADDITION, THE FOLLOWING NAME CHANGE IS EFFECTIVE AUGUST 28, 2006, AND ALL REFERENCES TO THE PREVIOUS NAME IN THE PROSPECTUS ARE HEREBY REPLACED WITH THE CURRENT NAME:

    CURRENT NAME                           PREVIOUS NAME
    AZL OCC Opportunity Fund               AZL Oppenheimer Emerging Growth Fund

                                    * * * * *

THE INVESTMENT STRATEGIES AND POLICIES SECTION IS REVISED TO DELETE THE PARAGRAPH FOR THE OPPENHEIMER EMERGING GROWTH FUND, ON PAGE 6, AND REPLACE IT WITH THE FOLLOWING:

OCC OPPORTUNITY FUND: The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (see "Additional Information on Portfolio Instruments and Investment Policies -- Illiquid Securities").


Page 1 of 4                                                      AZLSAI-002-0506

                                    * * * * *


THE ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES SECTION, BEGINNING ON PAGE 8, IS
REVISED TO DELETE THE COLUMN FOR THE OPPENHEIMER EMERGING GROWTH FUND AND REPLACE IT WITH THE FOLLOWING:

------------------------------------------ --------------     ------------------------------------------- --------------
                                                OCC                                                            OCC
                                            OPPORTUNITY                                                    OPPORTUNITY
TYPE OF INVESTMENT OR TECHNIQUE                FUND           TYPE OF INVESTMENT OR TECHNIQUE                 FUND
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
U.S. common stocks Y Bank obligations Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Preferred stocks                                 Y            U.S. Government securities                        Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Small company stocks                             Y            Zero Coupon/Pay-in Kind Securities                Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Special situation companies                      N            Mortgage-related securities                       Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Illiquid securities                              Y            Collateralized mortgage obligations               Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Restricted securities                            Y            Mortgage dollar rolls                             Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
When-issued / delayed-delivery securities        Y            Guaranteed Investment Contracts                   N
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Investment companies (including SPDRs)           Y            Unseasoned issuers                                Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Real estate investment trusts (REITS)            Y            Warrants and Rights                               Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Securities of foreign issuers                    Y            Futures                                           Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Depositary receipts                              Y            Options                                           Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Securities from developing                       Y            Foreign currency options and futures              Y
countries/emerging markets
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Convertible securities                           Y            Forward currency contracts                        Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Long-term corporate debt                         Y            Borrowing money                                   Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Short-term corporate debt (commercial            Y                                                              Y
paper)                                                        Lending portfolio securities
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Floating and variable rate securities            Y            Short sales (against the box)                     Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
                                                 Y            Taxable and tax exempt municipal                  Y
Repurchase agreements                                         securities
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Reverse repurchase agreements                    N            Swap Agreements                                   Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Loan Participation Interests                     Y            Money market instruments                          Y
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
                                                 Y            Delayed funding loans and revolving               Y
Non-investment grade debt                                     credit facilities
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Asset Backed Securities                          Y            Structured notes                                  N
------------------------------------------ --------------     ------------------------------------------- --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Sovereign debt (foreign)                         Y            Event-linked exposure                             Y
------------------------------------------ --------------
------------------------------------------ --------------     ------------------------------------------- --------------
Stripped Mortgage Securities                     Y
------------------------------------------ --------------

                                    * * * * *

THE TABLE FOR OPPENHEIMER EMERGING GROWTH FUND ON PAGE 51, IS REPLACED WITH THE
FOLLOWING:

                            UP TO $50M   $50M TO $250M   $250M AND MORE
                          -------------   ------------   ---------------
OCC Opportunity Fund            0.60%       0.55%            0.50%

                                    * * * * *
-------------------------------------------------------------------------------
THE TABLE THAT APPEARS IN THE OTHER MANAGED ACCOUNTS SECTION, BEGINNING ON PAGE 55, IS REVISED TO DELETE THE ROW FOR OPPENHEIMER EMERGING GROWTH FUND AND INSERT THE FOLLOWING:



----------------------- ---------------------- -------------------------- ----------------------- ------------------------
                                                 REGISTERED INVESTMENT         OTHER POOLED
         FUND             PORTFOLIO MANAGER            COMPANIES           INVESTMENT VEHICLES        OTHER ACCOUNTS
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
----------------------- ---------------------- -------------------------- ----------------------- ------------------------
OCC Opportunity Fund    Michael Corelli        1 other registered         0 other pooled          0 other accounts with
                                               investment company with    investment vehicles     $0 in total assets
                                               $237 million in total      with $0 in total        under management as of
                                               assets under management    assets under            July 31, 2006.
                                               as of July 31, 2006.       management as of July
                                                                          31, 2006.
----------------------- ---------------------- -------------------------- ----------------------- ------------------------

                                    * * * * *
Page 2 of 4                                                      AZLSAI-002-0506

THE PORTFOLIO MANAGER COMPENSATION SECTION, BEGINNING ON PAGE 59, IS REVISED TO INCLUDE THE FOLLOWING:

OPPENHEIMER CAPITAL:

COMPENSATION. The portfolio manager's compensation consists of the following elements:

BASE SALARY. The portfolio manager is paid a base salary that is set at a level determined by Oppenheimer Capital. In setting the base salary, the firm's intentions are to be competitive in light of the portfolio manager's experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

ANNUAL BONUS OR PROFIT SHARING. The portfolio manager is eligible for an annual bonus in addition to a base salary. The bonus forms the majority of the individual's annual cash compensation and is based on the performance of the Fund relative to other products with the same investment style, as well as the absolute returns produced by the Fund. Also, in addition to any bonus or profit sharing paid by Oppenheimer Capital, Allianz Global Investors of America ("AGI") has established a Long Term Cash Bonus Plan for certain employees of its operating companies, including Oppenheimer Capital. These employees include certain portfolio managers of Oppenheimer Capital. The plan provides awards that are valued based on the operating earnings growth of the companies under AGI, as well as the target achievement of the companies' average operating earnings on a three-year basis. The cash awarded to Oppenheimer Capital employees under the plan is calculated three-years after it is awarded, when it vests in full.

PARTICIPATION IN GROUP RETIREMENT PLANS. The portfolio manager is eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

CONFLICTS OF INTEREST. Oppenheimer Capital advises one or more accounts that are charged an advisory fee that is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund or an account without a performance-based fee. Oppenheimer Capital has adopted policies and procedures that are reasonably designed to allocate investment opportunities between such other accounts and Funds and accounts without a performance-based fee on a fair and equitable basis over time.

                                    * * * * *
THE DESCRIPTION OF SHARES SECTION, BEGINNING ON PAGE 76, IS REVISED TO INCLUDE THE FOLLOWING:

On August 28, 2006, the Trust replaced the subadviser of the AZL Oppenheimer Emerging Growth Fund with Oppenheimer Capital LLC, and renamed the Fund the AZL OCC Opportunity Fund.


--------------------------------------------------------------------------------
3. THE LIST OF FUND NAMES UNDER THE INVESTMENT STRATEGIES AND POLICIES SECTION, ON PAGE 2, IS REVISED AS FOLLOWS:

INSERT:                                                         DELETE:
------------------------------------------------------------ -- -------------------------------------------------------------
------------------------------------------------------------ -- -------------------------------------------------------------
AZL OCC OPPORTUNITY FUND                                        AZL OPPENHEIMER EMERGING GROWTH FUND ("OPPENHEIMER EMERGING
("OCC OPPORTUNITY FUND")                                        GROWTH FUND")
------------------------------------------------------------ -- -------------------------------------------------------------
------------------------------------------------------------ -- -------------------------------------------------------------
AZL VAN KAMPEN STRATEGIC GROWTH FUND ("VK STRATEGIC GROWTH      AZL VAN KAMPEN EMERGING GROWTH FUND ("VK EMERGING GROWTH
FUND")                                                          FUND")
------------------------------------------------------------ -- -------------------------------------------------------------


--------------------------------------------------------------------------------
4. THE INFORMATION ABOUT THE STANDING COMMITTEES OF THE BOARD OF TRUSTEES IN THE SECTION TITLED "MANAGEMENT OF THE TRUST -- TRUSEES AND OFFICERS" ON PAGE 37 IS SUPPLEMENTED TO READ AS FOLLOWS:

o The Investment Committee, made up of Mr. Conrad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean, and Mr. Reeds, was established on December 15, 2005, and did not meet during the last fiscal year. The functions of the Investment Committee include evaluating and supervising the Investment Adviser and Subadvisers to the various investment portfolios of the Trust. Prior to its formation, the Investment Committee's functions were performed by the full Board.

o The Nominating and Corporate Governance Committee (formerly the Nominating Committee), made up of Mr. Conrad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis,

Page 3 of 4                                                      AZLSAI-002-0506

    Mr. McClean and Mr. Reeds, met once during the last fiscal year. The functions of the Nominating and Corporate Governance Committee include evaluating the operations of the Board of Trustees, considering and recommending best practices to the Board of Trustees, determining compensation of Trustees, and advising the Board of Trustees with respect to the selection and nomination of candidates for election to the Board of Trustees. The Nominating Committee does not consider, nor does it advise the Board of Trustees with regard to nominees recommended by shareholders of the Trust.



--------------------------------------------------------------------------------
5. THE "COMPENSATION TABLE 12/31/2004 THROUGH 12/31/2005" ON PAGE 40 IS SUPPLEMENTED TO READ AS FOLLOWS:

COMPENSATION TABLE 12/31/2004 THROUGH 12/31/2005
     NAME OF TRUSTEE             AGGREGATE          PENSION OR RETIREMENT      ESTIMATED ANNUAL       TOTAL COMPENSATION
                               BENEFITS ACCRUED AS
                           COMPENSATION FROM THE     PART OF THE TRUST'S        BENEFITS UPON
                                   TRUST                  EXPENSES                RETIREMENT            FROM THE TRUSTS
-------------------------------------------------------------------------------------------------------------------------
                             NON-INTERESTED TRUSTEES
Harrison Conrad                  $52,875.00                  $0                      N/A                  $60,750.00
Roger Gelfenbien                 $52,875.00                  $0                      N/A                  $60,750.00
Arthur C. Reeds III              $51,625.00                  $0                      N/A                  $59,500.00
Peter McClean*                   $51,625.00                  $0                      N/A                  $59,500.00
Claire Leonardi*                 $52,875.00                  $0                      N/A                  $60,750.00
Dickson Lewis*                   $51,625.00                  $0                      N/A                  $59,500.00

                               INTERESTED TRUSTEE
Michael Ahles**                      $0                      $0                      N/A                      $0
Jeffrey Kletti*                      $0                      $0                      N/A                      $0

*   Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Kletti were elected Trustees in February 2004.

**  Mr. Ahles was elected Trustee in June 2005.

Page 4 of 4                                                      AZLSAI-002-0506